Morgan Stanley Variable Investment Series - Limited
Duration Portfolio
Item 77O- Transactions effected pursuant to Rule 10f-3

Securities Purchased:	 Takeda Pharmaceutical Co. Ltd.
1.031% due 3/17/2015
Purchase/Trade Date:	  7/9/2012
Offering Price of Shares: $100.000
Total Amount of Offering: $1,500,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund: 0.013
Percentage of Fund's Total Assets: 0.37
Brokers: Nomura, JP Morgan, BofA Merrill Lynch,
Citigroup, Morgan Stanley
Purchased from: Nomura Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.

Securities Purchased:	 Westpac Banking Corp. 1.375%
due 7/17/2015
Purchase/Trade Date:	  7/10/2012
Offering Price of Shares: $99.962
Total Amount of Offering: $1,500,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund: 0.013
Percentage of Fund's Total Assets:0.37
Brokers: JP Morgan Securities plc, Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Morgan Stanley
& Co. LLC, Westpac Banking Corp.
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.

Securities Purchased:	 Ecolab Inc. 1.000% due
8/9/2015
Purchase/Trade Date:	  8/6/2012
Offering Price of Shares: $99.950
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $85,000
Percentage of Offering Purchased by Fund:  0.017
Percentage of Fund's Total Assets: 0.16
Brokers: BofA Merrill Lynch, Credit Suisse, JP
Morgan, Mitsubishi UFJ Securities, SMBC Nikko,
RBS, Wells Fargo Securities, US Bancorp, Citigroup
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.

Securities Purchased:	 Enterprise Products Operating
LLC 1.250% due 8/13/2015
Purchase/Trade Date:	  8/6/2012
Offering Price of Shares: $99.941
Total Amount of Offering: $650,000,000
Amount Purchased by Fund: $115,000
Percentage of Offering Purchased by Fund: 0.018
Percentage of Fund's Total Assets: 0.22
Brokers: Citigroup, Barclays, BofA Merrill Lynch,
Deutsche Bank Securities, Mizuho Securities, SunTrust
Robinson Humphrey, DNB Markets, RBS, Scotiabank,
Wells Fargo Securities, Credit Suisse, Mitsubishi UFJ
Securities, Morgan Stanley, RBC Capital Markets, UBS
Investment Bank, US Bancorp
Purchased from: Barclays Capital Inc.
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.

Securities Purchased:	 Bank of Montreal 1.400% due
9/11/2017
Purchase/Trade Date:	  9/4/2012
Offering Price of Shares: $99.846
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $195,000
Percentage of Offering Purchased by Fund: 0.020
Percentage of Fund's Total Assets: 0.38
Brokers: BMO Capital Markets Corp., Citigroup Global
Markets Inc., Merrill Lynch, Pierce, Fenner & Smith
Inc., Morgan Stanley & Co. Inc., Wells Fargo
Securities LLC, Barclays Capital, Goldman Sachs &
Co., HSBC Securities, JP Morgan Securities, RBS
Securities Inc., UBS Securities LLC
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.

Securities Purchased:	 Wellpoint Inc. 1.875% due
1/15/2018
Purchase/Trade Date:	  9/5/2012
Offering Price of Shares: $99.772
Total Amount of Offering: $625,000,000
Amount Purchased by Fund: $240,000
Percentage of Offering Purchased by Fund: 0.038
Percentage of Fund's Total Assets: 0.46
Brokers: Citigroup, Credit Suisse, Deutsche Bank
Securities, BofA Merrill Lynch, UBS Investment Bank,
Wells Fargo Securities, JP Morgan, Morgan Stanley,
SunTrust Robinson Humphrey, US Bancorp, BB& T
Capital Markets, BNY Mellon Capital Makrets, LLC,
Fifth Third Securities, Inc., Huntington Investment
Company, Mitsubishi UFJ Securities, Mizuho
Securities, PNC Capital Markets LLC, SMBC Nikko
Purchased from: Credit Suisse
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.

Securities Purchased:	 Vodafone Group PLC 1.250%
due 9/26/2017
Purchase/Trade Date:	  9/19/2012
Offering Price of Shares: $99.691
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $275,000
Percentage of Offering Purchased by Fund: 0.028
Percentage of Fund's Total Assets: 0.53
Brokers: Barclays, Goldman Sachs & Co. Mitsubishi
UFJ Securities, Morgan Stanley
Purchased from: Barclays Capital
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.

Securities Purchased:	 Canadian Imperial Bank of
Commerce 0.950% due 10/1/2015
Purchase/Trade Date:	  9/24/2012
Offering Price of Shares: $99.970
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $150,000
Percentage of Offering Purchased by Fund: 0.015
Percentage of Fund's Total Assets: 0.29
Brokers: CIBC World Markets, Citigroup Global
Markets Inc., UBS Securities LLC, Wells Fargo
Securities LLC, Barclays Capital, Credit Suisse
Securities USA LLC, Deutsche Bank Securities Inc.,
Goldman Sachs & Co., HSBC Securities, JP Morgan
Securities, Merrill Lynch, Pierce, Fenner & Smith Inc.,
Morgan Stanley & Co. Inc.
Purchased from: Wells Fargo
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.

Securities Purchased:	 Credit Agricole SA 3.000% due
10/1/2017
Purchase/Trade Date:	  9/24/2012
Offering Price of Shares: $99.982
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $250,000
Percentage of Offering Purchased by Fund: 0.025
Percentage of Fund's Total Assets: 0.48
Brokers: Credit Agricole SA, Deutsche Bank Securities
Inc., JP Morgan Securities, Morgan Stanley
Purchased from: Deutsche Bank
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.

Securities Purchased:	 Hyundai Capital America Inc.
2.125% due 10/2/2017
Purchase/Trade Date:	  9/24/2012
Offering Price of Shares: $99.863
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $255,000
Percentage of Offering Purchased by Fund: 0.051
Percentage of Fund's Total Assets: 0.49
Brokers: Citigroup, JP Morgan, Morgan Stanley
Purchased from: JP Morgan Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.

Securities Purchased:	GDF Suez S.A. 1.625% due
10/10/2017
Purchase/Trade Date:	  10/2/2012
Offering Price of Shares: $99.352
Total Amount of Offering: $750,000,000
Amount Purchased by Fund: $225,000
Percentage of Offering Purchased by Fund: 0.030
Percentage of Fund's Total Assets: 0.44
Brokers: JP Morgan, RBS, BofA Merrill Lynch,
Citigroup, Mitsubishi UFJ Securities, BNP Paribas,
Credit Agricole CIB, Natixis, Societe Generale
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.

Securities Purchased:	 Unitedhealth Group
Incorporated 1.400% due 10/15/2017
Purchase/Trade Date:	  10/17/2012
Offering Price of Shares: $99.880
Total Amount of Offering: $625,000,000
Amount Purchased by Fund: $85,000
Percentage of Offering Purchased by Fund: 0.014
Percentage of Fund's Total Assets: 0.17
Brokers: JP Morgan, BofA Merrill Lynch, Goldman,
Sachs & Co., Morgan Stanley, UBS Investment Bank,
Wells Fargo Securities, Barclays Capital, BNY Mellon
Capital Markets, LLC, Citigroup, Deutsche Bank
Securities, RBS, US Bancorp, BB&T Capital Markets,
BMO Capital Marktes, Credit Suisse, Fifth Third
Securities, Inc., KeyBanc Capital Markets, Loop
Capital Markets, PNC Capital Markets LLC
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.

Securities Purchased:	 Unitedhealth Group
Incorporated 2.750% due 2/15/2023
Purchase/Trade Date:	  10/17/2012
Offering Price of Shares: $99.842
Total Amount of Offering: $625,000,000
Amount Purchased by Fund: $55,000
Percentage of Offering Purchased by Fund: 0.009
Percentage of Fund's Total Assets: 0.11
Brokers: JP Morgan, BofA Merrill Lynch, Goldman,
Sachs & Co., Morgan Stanley, UBS Investment Bank,
Wells Fargo Securities, Barclays Capital, BNY Mellon
Capital Markets, LLC, Citigroup, Deutsche Bank
Securities, RBS, US Bancorp, BB&T Capital Markets,
BMO Capital Markets, Credit Suisse, Fifth Third
Securities, Inc., KeyBanc Capital Markets, Loop
Capital Markets, PNC Capital Markets LLC
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.

Securities Purchased:	 Verizon Communications Inc.
1.100% due 11/1/2017
Purchase/Trade Date:	  11/2/2012
Offering Price of Shares: $99.788
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $225,000
Percentage of Offering Purchased by Fund: 0.045
Percentage of Fund's Total Assets: 0.45
Brokers: Barclays, BofA Merrill Lynch, JP Morgan,
RBS, Citigroup, Goldman, Sachs & Co., RBC Capital
Markets, Wells Fargo Securities, Credit Suisse,
Deutsche Bank Securities, Mitsubishi UFJ Securities,
Mizuho Securities, Santander, UBS Investment Bank,
Lloyds Securities, SMBC Nikko, US Bancorp
Purchased from: Royal Bank of Scotland
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.

Securities Purchased:	Abbvie Inc. 1.200% due
11/5/2015
Purchase/Trade Date:	  11/5/2012
Offering Price of Shares: $99.933
Total Amount of Offering: $3,500,000,000
Amount Purchased by Fund: $255,000
Percentage of Offering Purchased by Fund: 0.007
Percentage of Fund's Total Assets: 0.51
Brokers: Morgan Stanley, Barclays, BofA Merrill
Lynch, JP Morgan, BNP Paribas, Societe Generale,
Deutsche Bank Securities, RBS, Banca IMI, Goldman,
Sachs & Co., Handelsbanken Capital Markets, HSBC,
ING, Loop Capital Markets, Mitsubishi UFJ Securities,
Mizuho Securities, RBC Capital Markets, Santander,
Standard Chartered Bank, UBS Investment Bank, US
Bancorp, The Williams Capital Group, L.P.
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.

Securities Purchased:	Abbvie Inc. 1.750% due
11/6/2017
Purchase/Trade Date:	  11/5/2012
Offering Price of Shares: $99.791
Total Amount of Offering: $4,000,000,000
Amount Purchased by Fund: $265,000
Percentage of Offering Purchased by Fund: 0.007
Percentage of Fund's Total Assets: 0.53
Brokers: Morgan Stanley, Barclays, BofA Merrill
Lynch, JP Morgan, Deutsche Bank Securities, RBS,
BNP Paribas, Societe Generale, Banca IMI, Goldman,
Sachs & Co., Handelsbanken Capital Markets, HSBC,
ING, Loop Capital Markets, Mitsubishi UFJ Securities,
Mizuho Securities, RBC Capital Markets, Santander,
Standard Chartered Bank, UBS Investment Bank, US
Bancorp, The Williams Capital Group, L.P.
Purchased from: Barclays Capital
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.

Securities Purchased:	 Principal Financial Group Inc.
1.850% due 11/15/2017
Purchase/Trade Date:	  11/13/2012
Offering Price of Shares: $99.896
Total Amount of Offering: $300,000,000
Amount Purchased by Fund: $110,000
Percentage of Offering Purchased by Fund: 0.037
Percentage of Fund's Total Assets: 0.22
Brokers: Credit Suisse, Deutsche Bank Securities,
Goldman Sachs & Co., UBS Investment Bank, BofA
Merrill Lynch, Morgan Stanley, HSBC, RBS,
Santander, The Williams Capital Group, L.P., Wells
Fargo Securities
Purchased from: UBS Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.

Securities Purchased:	 Turlock Corporation (to be
merged with and into Eaton) 1.500% due 11/2/2017
Purchase/Trade Date:	  11/14/2012
Offering Price of Shares: $99.891
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $215,000
Percentage of Offering Purchased by Fund: 0.022
Percentage of Fund's Total Assets: 0.43
Brokers: Citigroup, Morgan Stanley, BofA Merrill
Lynch, Deutsche Bank Securities, JP Morgan
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.

Securities Purchased:	 Amazon.com Inc. 1.200% due
11/29/2017
Purchase/Trade Date:	  11/26/2012
Offering Price of Shares: $99.513
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $185,000
Percentage of Offering Purchased by Fund: 0.019
Percentage of Fund's Total Assets: 0.37
Brokers: Morgan Stanley, Goldman, Sachs & Co.,
HSBC, BofA Merrill Lynch
Purchased from: Goldman Sachs
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.

Securities Purchased:	 Intel Corp. 1.350% due
12/15/2017
Purchase/Trade Date:	  12/4/12
Offering Price of Shares: $99.894
Total Amount of Offering: $3,000,000,000
Amount Purchased by Fund: $125,000
Percentage of Offering Purchased by Fund: 0.004
Percentage of Fund's Total Assets: 0.25
Brokers: BofA Merrill Lynch, JP Morgan, Credit
Suisse, Morgan Stanley, Needham & Company, Wells
Fargo Securities
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.

Securities Purchased:	 Precision Castparts Corp.
0.700% due 12/20/2015
Purchase/Trade Date:	  12/17/2012
Offering Price of Shares: $99.970
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $50,000
Percentage of Offering Purchased by Fund: 0.010
Percentage of Fund's Total Assets: 0.10
Brokers: BofA Merrill Lynch, Citigroup, Wells Fargo
Securities, Mizuho Securities, US Bancorp, Mitsubishi
UFJ Securities, PNC Capital Markets LLC, JP Morgan,
Barclays, BNY Mellon Capital Markets, LLC, Sc
	otiabank
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.